Exhibit 10.11.2





                VERMONT YANKEE NUCLEAR POWER CORPORATION
                               FORM OF
                           AMENDMENT NO. 2
                                  TO
                       CAPITAL FUNDS AGREEMENT


     AMENDMENT NO. 2, dated as of September 1, 1993, between VERMONT YANKEE NUCLEAR POWER CORPORATION ("Vermont Yankee"), a Vermont corporation, and
          the "Sponsor"), a                             corporation, to
the Capital Funds Agreement dated as of February 1, 1968, as heretofore amended (the "Capital Funds Agreement"), between Vermont Yankee and the Sponsor.

     Whereas, Vermont Yankee and its sponsoring utilities desire to extend the term of their Capital Funds Agreements in order to facilitate Vermont Yankee's financings and prevent the acceleration of some of Vermont Yankee's outstanding First Mortgage Bonds.

     Now, therefore, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, Vermont Yankee and the Sponsor hereby agree Section 2 of the Capital Funds Agreement is hereby amended by striking the date "December 31, 2002" and inserting in lieu thereof the date "March 21, 2012".

     The parties hereto further agree that this Amendment No 2. shall become effective upon receipt by the Sponsor of notice that Vermont Yankee has entered into a similar amendment with each of its other sponsoring utilities.

     IN WITNESS WHEREOF, the parties have executed this amendment by their respective officers thereunto duly authorized as of the date first above written.

                         VERMONT YANKEE NUCLEAR POWER CORPORATION


                         By_____________________________________


                                    SPONSOR


                         By______________________________________